EXHIBIT 10.1

Dated this 20th day of October 2013

MR. LI HON LUN
(“Vendor”)

and

ALMONDS KISSES LIMITED
(“Purchaser”)
__________________________________________________

AGREEMENT FOR SALE AND PURCHASE
OF SHARES OF

T H STRATEGIC MANAGEMENT LIMITED
__________________________________________________

THIS AGREEMENT is made on the 20th day of October 2013.

BETWEEN:

(1)	MR. LI HON LUN sole shareholder of T H STRATEGIC MANAGEMENT LIMITED with limited liability in Hong Kong, of Unit 2501, 25/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong (the “Vendor”)

(2)
ALMONDS KISSES LIMITED a company incorporated with limited liability in British Virgin Islands and having its registered office at Units 2611 – 13A, 26/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong (the “Purchaser”)

The Vendor and the Purchaser are collectively referred to as “the Parties in this Agreement.

WHEREAS:

(A)	The Company is private limited company incorporated in Hong Kong, particulars of which are set out in Schedule 1.

(B)	The Vendor is the beneficial owner of the Sale Share being the entire issued share capital of the Companies.

(C)	The Vendor has agreed to sell, and the Purchaser has agreed to purchase, the Sale Share at the Sale Consideration and on the terms and subject to the terms and conditions of this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.	INTERPRETATION

1.1
References herein to clauses, the recital and schedules are to clauses and the recital in and schedules to this Agreement unless the context requires otherwise and the Schedules to this Agreement shall be deemed to form part of this Agreement.

1.2	Reference to this Agreement means this Agreement as amended or varied from time to time.

1.3	The heading is inserted for convenience only and shall not affect the construction of this Agreement.

1.4	Unless the context requires otherwise in this Agreement, words importing the singular include the plural and vice versa and words importing a gender or the neuter include both genders and the neuter.

1.5	The Expressions “Purchaser” and “vendor” shall, where the context permits, include their respective successors, personal representatives, executors, administrators and permitted assigns.

1.6
References to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions (whether before or after the date hereof) from time to time and shall include any provisions of which they are re-enactments (whether with or without modification).

1.7	In this Agreement, the following words shall have the following meanings:

“Accounting Date’	means the respective accounting dates of the Companies and the Subsidiary set out in Schedule 1;

“Account(s)”	means the Audited Accounts and Management Accounts;

“Applicable Accounting Principles”	means generally accepted accounting principles and practices in Hong Kong consistently applied and commonly adopted by companies carrying on business similar to that carried on by the Company;

“Audited Accounts’
means the audited accounts of the Companies and the Subsidiary for the accounting reference period ended on the Accounting Date comprising inter alia a balance sheet profit and loss account notes auditors’ and directors’ reports and a statement of source and application of funds;

“Business Day”	means a day (other than a Saturday) when banks are open for the transaction of normal banking business;

“Completion”	means completion of the sale and purchase of the Sale Share under this Agreement;

“Completion Date”	means a date as may be agreed in writing by parties hereto;

“Company”	means any or all of the companies;

“Companies”	means T H Strategic Management Limited all incorporated in Hong Kong with limited liability, particulars of which are set out in Schedule 1;

“Sale Consideration”	means the consideration for the Sale Shares payable by the Purchaser as set out in Clause 4.1;

“Sale Share”	means 100% issued capital of the Companies;

“Share(s)”	means share(s) of the Companies;

“Outsider”	means the person or corporation other than vendor.

2.	SALE AND PURCHASE

2.1
Subject to the terms of this Agreement, the Vendor shall sell, and the Purchaser shall purchase, the Sale Share free from all claims, liens, charges, equities and encumbrances and third party rights of any kind and together with all rights attaching thereto including the right to receive all dividends and distributions declared, made or paid after the Completion Date in consideration of the Sale Consideration.

2.2	Each of the Vendor waives any rights of pr-emption conferred on it by the articles of association of the Companies over the Sale Shares to be sold by the other Vendor.

2.3	The Purchaser shall not be obliged to complete the purchase of any of the Sale Share unless the purchase of all of the Sale Shares is completed simultaneously.

3.	SALE CONSIDERATION

3.1	The Sale Consideration shall be the sum of HK$4,000,000.00 which shall be paid by the Purchaser in the following manner.

(a)	HK$1,000,000.00 shall be paid to the Vendor on 15 October 2013
(b)	HK$1,000,000.00 shall be paid to the Vendor on 15 November 2013
(c)	HK$1,000,000.00 shall be paid to the Vendor on 15 December 2013
(d)	HK$1,000,000.00 shall be paid to the Vendor on 15 January 2014

4.	COMPLETION

4.1
Completion shall take place at the office of Messrs. Yu Hung & Co at Rooms 601-604, 6/F, Yu Sung Boon Building, 107-111 Des Voeux Road Central, Hong Kong on the Completion Date (or such other date, time or place as the Parties may mutually agree in writing)

4.2	At Completion, the Vendor shall deliver to the Purchaser:

(a)	duly signed instrument(s) of transfer for the transfer of the sale Share to the Purchaser and/or its nominee(s); and

(b)	share certificate(s) for the Sale Share.

4.3	At Completion, the Purchaser shall deliver;

(a)	HK$1,000,000.00 shall be paid to the Vendor on 15 October 2013
(b)	HK$1,000,000.00 shall be paid to the Vendor on 15 November 2013
(c)	HK$1,000,000.00 shall be paid to the Vendor on 15 December 2013
(d)	HK$1,000,000.00 shall be paid to the Vendor on 15 January 2014

4.4	Any stamp duty and registration fee, if any, payable on this Agreement, the transfer of the Sale Shares shall be borne by the Purchaser solely.

5.	COSTS

5.1	Each party shall bear its own costs and disbursements including legal costs of and incidental to this Agreement (except stamp duty on the transfer of the Sale Share).

6.	NOTICES

6.1	Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant party at its address or fax number set out below:

To the Vendor

T H STRATEGIC MANAGEMENT LIMITED

Address	:	Units 2501, 25/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong.

Fax Number	:	3188 9845

Attention	:	Mr. LI Hon Lun

To the Purchaser

ALMONDS KISSES LIMITED

Address	:	Units 2611 – 13A, 26/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong

Fax Number	:	2374 0010

Attention	:	Ms. Tong Wing Shan, Michelle

Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address, and (b) if given or made by fax, when dispatched.

7.	GOVERNING LAW

7.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereby irrevocable submit to the non-exclusive jurisdiction of the Hong Kong courts.

8.	MISCELLANEOUS

8.1
No failure or delay by any party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limiting the foregoing, no waiver by any party of any breach by another of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof. If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

8.2	This Agreement shall be binding upon and ensure for the benefit of the parties and their respective successors, but shall not be assignable.

8.3	This Agreement constitutes the whole agreement between the parties and it is expressly declared that no variations hereof shall be effective unless made in writing.

8.4	Any right of rescission conferred upon any party hereunder shall be in addition to and without prejudice to all other rights and remedies available to it.

8.5	The parties shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary to give effect to the terms of this Agreement.

8.6	Time shall in every respect be of the essence of this Agreement.

Schedule 1 – Company I
Particulars of T H STRATEGIC MANAGEMENT LIMITED

Company Name	:	T H STRATEGIC MANAGEMENT LIMITED (卓 譽 策 略 管 理 有 限 公 司)

Company Number	:	838794

Date of incorporation	:	16th March 2010

Registered Office	:	Units 2501, 25/F, 113 Argyle Street, Mongkok, Kowloon, Hong Kong

Share Capital	:	Authorized	Issued
		HK$10,000.00 divided into 10,000 ordinary shares of HK$1.00 each	HK$1.00 divided into 1 ordinary shares of HK$1.00 each

Shareholder	:	LI Hon Lun

Directors	:	LI Hon Lun
LI Sau Ying

Secretary	:	TOP HONOUR SECRETARIAL SERVICES LIMITED (卓 譽 秘 書 服 務 有 限 公 司)

Accounting Date	:	31st August 2013

IN WITNESS whereof the parties hereto have set their respective hands the day and year first above written.

SIGNED by the Purchaser	)
Almonds Kisses Limited	)
in the presence of :-)

SIGNED by the Vendor	)
Li Hon Lun	)
in the presence of :-)